                                                                               .
                                                                               .
                                                                               .

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

I.    RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                     278,789.57
Available Funds:
   Contract Payments due and received in this period                                                                 3,168,663.32
   Contract Payments due in prior period(s) and received in this period                                                133,312.65
   Contract Payments received in this period for next period                                                            28,125.46
   Sales, Use and Property Tax, Maintenance, Late Charges                                                              134,034.42
   Prepayment Amounts related to early termination in this period                                                    1,045,797.56
   Servicer Advance                                                                                                    630,442.56
   Proceeds received from recoveries on previously Defaulted Contracts                                                       0.00
   Transfer from Reserve Account                                                                                         3,697.56
   Interest earned on Collection Account                                                                                 2,852.87
   Interest earned on Affiliated Account                                                                                   606.63
   Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                               0.00
   Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract < Predecessor contract)          0.00
   Amounts paid under insurance policies                                                                                     0.00
   Any other amounts                                                                                                         0.00

                                                                                                                     ------------
Total Available Funds                                                                                                5,426,322.60
Less: Amounts to be Retained in Collection Account                                                                     247,308.03
                                                                                                                     ------------
AMOUNT TO BE DISTRIBUTED                                                                                             5,179,014.57
                                                                                                                     ============

DISTRIBUTION OF FUNDS:
   1. To Trustee -  Fees                                                                                                     0.00
   2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                       133,312.65
   3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

         a) Class A1 Principal and Interest                                                                                  0.00
         a) Class A2 Principal (distributed after A1 Note matures) and Interest                                              0.00
         a) Class A3 Principal (distributed after A2 Note matures) and Interest                                      3,762,925.26
         a) Class A4 Principal (distributed after A3 Note matures) and Interest                                        508,746.22
         b) Class B Principal and Interest                                                                              72,775.27
         c) Class C Principal and Interest                                                                             145,934.85
         d) Class D Principal and Interest                                                                              98,146.87
         e) Class E Principal and Interest                                                                             128,368.72

   4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                                0.00
   5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
         a) Residual Interest (Provided no Restricting or Amortization Event in effect)                                 21,021.62
         b) Residual Principal (Provided no Restricting or Amortization Event in effect)                               126,830.68
         c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                      3,697.56
   6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                       137,493.92
   7. To Servicer, Servicing Fee and other Servicing Compensations                                                      39,760.95
                                                                                                                     ------------
TOTAL FUNDS DISTRIBUTED                                                                                              5,179,014.57
                                                                                                                     ============

                                                                                                                     ------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}             247,308.03
                                                                                                                     ============

II.   RESERVE ACCOUNT

Beginning Balance                                                                                                    $4,104,190.93
            - Add Investment Earnings                                                                                     3,697.56
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                  0.00
            - Less Distribution to Certificate Account                                                                    3,697.56
                                                                                                                     -------------
End of period balance                                                                                                $4,104,190.93
                                                                                                                     =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                           $4,104,190.93
                                                                                                                     =============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                     Pool A                                   72,409,722.55
                     Pool B                                   20,895,780.90
                                                              -------------
                                                                                      93,305,503.45
Class A Overdue Interest, if any                                       0.00
Class A Monthly Interest - Pool A                                427,839.97
Class A Monthly Interest - Pool B                                123,464.78

Class A Overdue Principal, if any                                      0.00
Class A Monthly Principal - Pool A                             2,750,321.64
Class A Monthly Principal - Pool B                               970,045.09
                                                              -------------
                                                                                       3,720,366.73
Ending Principal Balance of the Class A Notes
                     Pool A                                   69,659,400.91
                     Pool B                                   19,925,735.81
                                                              -------------           -------------
                                                                                      89,585,136.72
                                                                                      =============

------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $240,779,000     Original Face $240,779,000     Balance Factor
        $ 2.289671                     $ 15.451375                37.206375%
------------------------------------------------------------------------------

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                    Class A1                                           0.00
                    Class A2                                           0.00
                    Class A3                                   7,501,503.45
                    Class A4                                  85,804,000.00

                                                              -------------

Class A Monthly Interest                                                              93,305,503.45
                    Class A1 (Actual Number Days/360)                  0.00
                    Class A2                                           0.00
                    Class A3                                      42,558.53
                    Class A4                                     508,746.22

                                                              -------------

Class A Monthly Principal
                    Class A1                                           0.00
                    Class A2                                           0.00
                    Class A3                                   3,720,366.73
                    Class A4                                           0.00

                                                              -------------
                                                                                       3,720,366.73
Ending Principal Balance of the Class A Notes
                    Class A1                                           0.00
                    Class A2                                           0.00
                    Class A3                                   3,781,136.72
                    Class A4                                  85,804,000.00

                                                              -------------           -------------
                                                                                      89,585,136.72
                                                                                      =============
Class A3

------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000        Ending Principal
Original Face $74,000,000    Original Face $74,000,000        Balance Factor
        $ 0.575115                  $ 50.275226                   5.109644%
------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

V.   CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                     Pool A                                   1,234,128.67
                     Pool B                                     356,118.55
                                                              ------------
                                                                                      1,590,247.22

Class B Overdue Interest, if any                                      0.00
Class B Monthly Interest - Pool A                                 7,263.88
Class B Monthly Interest - Pool B                                 2,096.05
Class B Overdue Principal, if any                                     0.00
Class B Monthly Principal - Pool A                               46,880.48
Class B Monthly Principal - Pool B                               16,534.86
                                                              ------------
                                                                                         63,415.34
Ending Principal Balance of the Class B Notes
                     Pool A                                   1,187,248.19
                     Pool B                                     339,583.69
                                                              ------------            ------------
                                                                                      1,526,831.88
                                                                                      ============

------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000        Ending Principal
Original Face $4,104,000     Original Face $4,104,000         Balance Factor
       $ 2.280685                   $ 15.452081                  37.203506%
------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                     Pool A                                   2,468,257.36
                     Pool B                                     712,237.10
                                                              ------------
                                                                                      3,180,494.46

Class C Overdue Interest, if any                                      0.00
Class C Monthly Interest - Pool A                                14,826.00
Class C Monthly Interest - Pool B                                 4,278.17
Class C Overdue Principal, if any                                     0.00
Class C Monthly Principal - Pool A                               93,760.96
Class C Monthly Principal - Pool B                               33,069.72
                                                              ------------
                                                                                        126,830.68
Ending Principal Balance of the Class C Notes
                     Pool A                                   2,374,496.40
                     Pool B                                     679,167.38
                                                              ------------            ------------
                                                                                      3,053,663.78
                                                                                      ============

------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
Original Face $8,208,000    Original Face $8,208,000          Balance Factor
       $ 2.327506                  $ 15.452081                   37.203506%
------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                     Pool A                                   1,645,504.91
                     Pool B                                     474,824.74
                                                              ------------
                                                                                      2,120,329.65

Class D Overdue Interest, if any                                      0.00
Class D Monthly Interest - Pool A                                10,549.06
Class D Monthly Interest - Pool B                                 3,044.02
Class D Overdue Principal, if any                                     0.00
Class D Monthly Principal - Pool A                               62,507.31
Class D Monthly Principal - Pool B                               22,046.48
                                                              ------------
                                                                                         84,553.79
Ending Principal Balance of the Class D Notes
                     Pool A                                   1,582,997.60
                     Pool B                                     452,778.26
                                                              ------------            ------------
                                                                                      2,035,775.86
                                                                                      ============

------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $5,472,000      Original Face $5,472,000        Balance Factor
       $ 2.484115                    $ 15.452082                 37.203506%
------------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                     Pool A                                   2,056,881.12
                     Pool B                                     593,530.93
                                                              ------------
                                                                                      2,650,412.05

Class E Overdue Interest, if any                                      0.00
Class E Monthly Interest - Pool A                                17,598.33
Class E Monthly Interest - Pool B                                 5,078.15
Class E Overdue Principal, if any                                     0.00
Class E Monthly Principal - Pool A                               78,134.14
Class E Monthly Principal - Pool B                               27,558.10
                                                              ------------
                                                                                        105,692.24
Ending Principal Balance of the Class E Notes
                     Pool A                                   1,978,746.98
                     Pool B                                     565,972.83
                                                              ------------            ------------
                                                                                      2,544,719.81
                                                                                      ============

------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000        Ending Principal
Original Face $6,840,000     Original Face $6,840,000         Balance Factor
       $ 3.315275                   $ 15.452082                  37.203506%
------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
               Pool A                                         2,469,437.30
               Pool B                                           712,786.06
                                                              ------------
                                                                                      3,182,223.36

Residual Interest - Pool A                                       16,313.40
Residual Interest - Pool B                                        4,708.22
Residual Principal - Pool A                                      93,760.96
Residual Principal - Pool B                                      33,069.72
                                                              ------------
                                                                                        126,830.68
Ending Residual Principal Balance
               Pool A                                         2,375,676.34
               Pool B                                           679,716.34
                                                              ------------            ------------
                                                                                      3,055,392.68
                                                                                      ============

X. PAYMENT TO SERVICER

- Collection period Servicer Fee                                                       39,760.95
- Servicer Advances reimbursement                                                     133,312.65
- Tax, Maintenance, Late Charges, Bank Interest and other amounts                     137,493.92
                                                                                      ----------
Total amounts due to Servicer                                                         310,567.52
                                                                                      ==========

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                             82,283,931.88

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                               0.00

         Decline in Aggregate Discounted Contract Balance                                                         3,125,365.50

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                       --------------
          ending of the related Collection Period                                                                79,158,566.38
                                                                                                                ==============

         Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                        2,122,398.35

          - Principal portion of Prepayment Amounts                                              1,002,967.15

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
               Contracts during the Collection Period                                                    0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                         0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                  0.00

                                                                                                 ------------
                                     Total Decline in Aggregate Discounted Contract Balance      3,125,365.50
                                                                                                 ============

POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                             23,745,278.26

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                               0.00

         Decline in Aggregate Discounted Contract Balance                                                         1,102,323.97

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                       --------------
          ending of the related Collection Period                                                                22,642,954.29
                                                                                                                ==============

         Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                        1,064,991.51

          - Principal portion of Prepayment Amounts                                                 37,332.46

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
               Contracts during the Collection Period                                                    0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                         0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                  0.00

                                                                                                 ------------
                                     Total Decline in Aggregate Discounted Contract Balance      1,102,323.97
                                                                                                 ============

                                                                                                                --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                               101,801,520.67
                                                                                                                ==============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

        POOL A

                                                                                                             Predecessor
                                                                     Discounted       Predecessor             Discounted
Lease #                Lessee Name                                  Present Value       Lease #              Present Value
--------------------------------------------------------            -------------     -----------           ---------------
                  NONE

                                                                    -------------                           ---------------
                                                          Totals:   $        0.00                           $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                    $          0.00
b) ADCB OF POOL A AT CLOSING DATE                                                                           $186,735,373.96
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES               NO     X
                                                                                      ---               --------

        POOL B

                                                                                                             Predecessor
                                                                     Discounted       Predecessor             Discounted
Lease #                Lessee Name                                  Present Value       Lease #              Present Value
--------------------------------------------------------            -------------     -----------           ---------------
                  NONE

                                                                    -------------                           ---------------
                                                          Totals:   $        0.00                           $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                    $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                           $ 86,877,354.94
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                         0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES               NO     X
                                                                                      ---               --------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & General Rights (POOL B)

         POOL A - NON-PERFORMING

                                                                                                                Predecessor
                                                                              Discounted      Predecessor       Discounted
Lease #                Lessee Name                                          Present Value       Lease #        Present Value
--------------------------------------------------------                    -------------     -----------     ---------------
1528-004          U.S. Neurological, Inc.                                   $  194,560.17        2042-202     $    981,403.44
2826-001          Newark Health Imaging, L.L.C.                             $  789,368.50
2875-008          MRI of River North, INC. et al                            $  735,842.45        2314-004     $    707,303.41
2709-202          Symmorphix, Inc.                                          $  390,173.53        2041-201     $    526,898.39
2712-201          Matric Semiconductor, Inc.                                $  123,333.71        2041-202     $     87,853.47
2712-202          Matric Semiconductor, Inc.                                $  102,100.09
3323-001          Open MRI Ohio I Ventures L.L.C.                           $1,018,210.69        2659-001     $    567,212.03
                  Cash                                                      $  116,213.37        2660-001     $    567,212.03
3694-003          Community Radiology of Virginia, Inc.                     $  607,349.06         973-021     $    154,974.48
3698-002          Advanced Medical Imaging Center, Inc.                     $  506,124.29         973-022     $     31,639.99
3702-002          USDL Pittsburgh Inc & USDL Pittsburgh Holding             $1,418,075.66         973-023     $     49,476.32
                                                                                                  973-026     $     56,668.18
                                                                                                 1969-102     $    487,002.62
                                                                                                 2590-001     $  1,261,454.31
                                                                                                 1081-501     $    326,796.30
                                                                                                 1081-503     $    124,052.91
                                                                            -------------                     ---------------
                                                                  Totals:   $6,001,351.52                     $  5,929,947.88

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                  5,929,947.88
b) ADCB OF POOL A AT CLOSING DATE                                                                             $186,735,373.96
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         3.18%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                   NO     X
                                                                                      ---                   --------

           POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                                Predecessor
                                                                              Discounted      Predecessor       Discounted
Lease #                        Lessee Name                                  Present Value       Lease #        Present Value
--------------------------------------------------------                    -------------     -----------     ---------------
3313-001          Open MRI Missouri Ventures, LLC                           $1,103,064.69        1004-501     $     60,739.26
3313-003          Open MRI Missouri Ventures, LLC                           $1,035,735.31        1004-502     $     60,739.26
3309-002          Open MRI Illinois Ventures, LLC                           $  998,471.79        2786-001     $  3,010,223.86
3702-005          USDL Pittsburgh Inc & USDL Pittsburgh Holding             $  911,603.03        2140-501     $  1,338,784.65
3718-001          USD Dayton, Inc., and USD Dayton Holding                  $  809,799.02        2445-002     $    224,427.12
                                                                                                 2671-001     $     75,159.10
                                                                            -------------                     ---------------
                                                                  Totals:   $4,858,673.84                     $  4,770,073.25

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                  $  4,770,073.25
b) ADCB OF POOL B AT CLOSING DATE                                                                             $ 86,877,354.94
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         5.49%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                   NO     X
                                                                                      ---                   --------

                        DVI RECEIVABLES XII L.L.C. 2002-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1.   AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                          TOTAL OUTSTANDING CONTRACTS
     This Month                                 348,733.80   This Month                    101,801,520.67
     1 Month Prior                            1,185,083.69   1 Month Prior                 106,029,210.14
     2 Months Prior                           1,447,490.72   2 Months Prior                115,801,360.28

     Total                                    2,981,308.21   Total                         323,632,091.09

     a) 3 MONTH AVERAGE                         993,769.40   b) 3 MONTH AVERAGE            107,877,363.70

     c) a/b                                           0.92%

2.   Does a Delinquency Condition Exist
     (1c > 6% )?
                                                                                           Yes ___________________   No    X
                                                                                                                       --------
3.   Restricting Event Check

     A. A Delinquency Condition exists
        for current period?                                                                Yes ___________________   No    X
                                                                                                                        --------
     B. An Indenture Event of Default has
        occurred and is then continuing?                                                   Yes ___________________   No    X
                                                                                                                        --------

4.   Has a Servicer Event of Default
     occurred?                                                                             Yes ___________________   No    X
                                                                                                                        --------

5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                                      Yes ___________________   No    X
                                                                                                                        --------
     B. Bankruptcy, insolvency,
        reorganization; default/violation
        of any covenant or obligation not
        remedied within 90 days?                                                           Yes ___________________   No    X
                                                                                                                        --------
     C. As of any Determination date, the
        sum of all defaulted contracts
        since the Closing date exceeds 6%
        of the ADCB on the Closing Date?                                                   Yes ___________________   No    X
                                                                                                                        --------

6.   Aggregate Discounted Contract Balance
     at Closing Date                                                                       Balance $273,612,728.90
                                                                                                  ----------------

     DELINQUENT LEASE SUMMARY

                                   Current Pool
     Days Past Due                   Balance              # Leases
     -------------                ------------            --------
       31 - 60                    2,952,774.01               33
       61 - 90                      893,766.23               24
      91 - 180                      348,733.80               21

     Approved By:
     Matthew E. Goldenberg
     Vice President
     Structured Finance and Securitization
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